Vectren Investor Presentation
Boston / New York
February 2006

Forward-Looking Statements
Statements contained or incorporated by reference in these slides regarding future events and developments are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933.  Forward-looking statements are based on management’s beliefs and assumptions that derive from information currently known by management.  Because such statements are based on expectations and not historical facts, actual results may differ materially from those projected in the particular statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document, or in the case of documents incorporated by reference, as of the date of those documents.
Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you here is readily available in our annual report on Form 10-K filed with the Securities and Exchange Commission on February 16, 2006.
Contact:
Vectren Corporation
Steven M. Schein
VP – Investor Relations
812-491-4209
sschein@vectren.com

Vectren Corporation
Vectren North
(Indiana Gas)
Vectren South
(SIGECO) - Gas
Vectren Utility
Holdings Inc.
Vectren Energy
Delivery of Ohio
(VEDO)
Vectren
Enterprises
Energy Marketing
and Services
Mining Operations
Energy
Infrastructure
Services
Net Income
Utility
Nonutility &
Corporate
30%
70%
12 months ended 12/31/05
Market Capitalization
Assets
Operating Revenues
Employees
Utility Customers
$ 2.1 billion
$ 3.9 billion
$ 2.0 billion
1,800
1.1 million
Vectren South
(SIGECO) - Electric
Vectren Today – NYSE: VVC
➢
Premier Midwestern utility based
in Evansville, Ind.
➢
Complementary nonutility
business portfolio
➢
Superior dividend record with 46
years of consecutive increases

Amounts in millions except per share data.	12 Months Ended December 31 2005	2004
Net Income	$ 136.8	$ 107.9
Avg. Shares Outstanding	75.6	75.6
Earnings Per Share	$ 1.81	$ 1.43

Fiscal Year 2005 Summary
➢
Highest reported EPS
➢
Strong business unit performance – Utility and Nonutility
➢
Met analyst expectations and earnings guidance
➢
Delivered on our commitments in 2005

Amounts in millions except per share data	12 Months Ended December 31	
	2005	2004
Utility Operations	$ 95.1	$ 83.1
Nonutility Businesses	48.2	26.4
Corporate & Other	(6.5)	(1.6)
Vectren Consolidated	$ 136.8	$ 107.9
Estimated Impact of Weather (EPS)	($0.04)	($0.09)

VECTREN

Net Income By Business Unit
➢
NTA implemented Oct 2005 reducing impact of weather on Indiana gas customer margin
➢
Gas base rate increases added incremental revenue of $33.8 million
➢
Recovery of electric environmental expenditures added incremental revenue of $8.7 million, net of operating expenses
➢
ProLiance – earnings increased $15.9 million
➢
Mining operations - earnings increased $4.9 million
➢
Haddington provided a $6.5 million pretax net gain on 2005 transaction
➢
Vectren Foundation funded additional $6.5 million pretax

Indiana
Ohio
Indianapolis
Dayton
Evansville
Vectren Energy Delivery of Indiana - South
Electric Service Territory
Vectren Energy Delivery of Indiana - North
Vectren Energy Delivery of Ohio

VECTREN

Utility Business – Quality Energy Delivery
➢
990,000 gas customers
➢
140,000 electric customers
➢
Supportive regulation
➢
Plan to reinvest and grow
➢
Achievable 3 ½ to 4% average
growth rate objective

2006 Gas Utility Outlook
➢
Manage impact of high natural gas costs
➢
Implement conservation rider / Decoupling mechanisms
–
Target implementation by mid-year
➢
Key Assumptions:
–
Gas Cost impact on 2006 Utility budget of $0.08 - $0.12 range
–
Average commodity cost of gas @ $9.00
•
Decline in average use per customer @ 3% (normal 1.0%)
•
Customer growth @ 0.7% (normal 1.0% +)
•
Increase in bad debt expense
•
Increase in short-term interest expense
•
Additional O&M – Call center
–
Normal weather – NTA in Indiana (60 to 65% gas margin protected)

2006 Electric Utility Outlook
➢
Key Assumptions:
–
Implementation of Multi-pollutant tracker - $110 million
–
Average use per customer increase @ 1%
–
Customer growth @ 1.1%
➢
Generation Portfolio
–
Coal-fired base units
•
1,056 MW - nearly 90% availability in 2005
•
Gas-fired peak-use turbines – 295 MW
–
Affiliate agreements in place for 90% of coal needs
–
80% Scrubbed for SO2 and 90% for NOx
➢
Wholesale Power Marketing
–
Functions within the regulated electric utility operation
–
Markets surplus power from generating units through MISO
–
Maximum approved VaR is $1.5 million - 2005 peak VaR was $625,000

Gas			Electric
	North	Ohio	South	South
Customers	560,000	318,000	112,000	140,000
Rate Order Date	12/1/2004	4/14/2005	7/1/2004	6/21/1995
Revenue Increase (MM)	$24.0	$15.7	$5.7	n/a
Rate Base (MM)	$708	$245	$113	$640
Allowed ROE	10.6%	10.6%	10.5%	12.25%
Normal Temp. Adjustment	Yes	No	Yes	No
Bad Debt Tracker	No	Yes	No	No
Pipeline Integrity Recovered	Yes	Yes	Yes	n/a
Environmental Tracker	n/a	n/a	n/a	Yes
Conservation Tracker	Filed	Filed	Filed	n/a

VECTREN

Summary of Recent Rate Orders

$48.2
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
17% 5-YR CAGR
$27.6
$26.4
$21.8
$19.0
$12.1
$mm
2000
2001
2002
2003
2004
2005

Vectren Enterprises
Net Income
Nonutility Businesses - Complementary
➢
Successful nonutility operations
➢
Closely aligned to the core utility
business
–
Energy Marketing & Services
–
Coal Mining
–
Energy Infrastructure Services
➢
Focus on operating companies
➢
Harvest existing investments
and reinvest in core businesses
➢
Target growth of 10%+ per
year

$35
$30
$25
$20
$15
$10
$5
$0
$MM
$12.3
$13.8
$29.7
2003
2004
2005

VECTREN

Energy Marketing &
Services Net Income
2006 Energy Marketing & Services Outlook
➢
ProLiance continues to be driven
by storage and capacity
optimization
–
Assumed volatility reduced in 2006
–
Firm storage volume growth of 25%
to 35 Bcf
➢
Source outlook slightly higher
than 2005
–
Customer growth to 180,000 at
year-end
–
Conservatively hedged for weather
due to unprecedented gas costs

ProLiance Energy Outlook
➢
Settlement to extend ProLiance asset optimization
arrangement with Vectren’s utilities and Citizens’ Gas and
Coke Utility until 2011 filed with the Indiana Commission –
Commission action  expected 1st quarter
➢
Liberty Gas Storage (25% investment) is FERC approved and
Phase I should be operational in late summer – majority owner is Sempra
➢
Indiana Commission has approved the 50% owned Heartland
Gas Pipeline for construction to be operational in late summer
➢
Grow as a major supplier to municipal, electric generation,
commercial and industrial customers
➢
Huntsville litigation

$8
$6
$4
$2
$0
$mm
$5.3
$0.4
$-
2003
2004
2005

VECTREN

Mining Operations
Net Income
2006 Coal Mining Outlook
➢
Mining operations reflect improved
pricing and continued strong
production
➢
High oil prices may impact synfuel
tax credits in ‘06 and ‘07
–
2005 Synfuel earnings - $11.7 million
–
Credits are expected to phase out
ratably with NYMEX prices from $60 to
$74
–
Approximately one third of expected
tax credits are insured in 2006
–
Tax legislation is being considered that
would eliminate phase out risk for
2006

Cypress Creek (surface)
Prosperity (underground)
Tons (mm)
0
5
10
15
20
25
30
35
40
45
50
2003
2004
2005
Reserves

VECTREN

Coal Mined
3.6
3.2
4.4
34
Coal Mining Outlook
➢
95% of 2006 production
contracted at fixed prices
➢
2006 average price increase over
2005 – over 10%
➢
Prosperity Mine is targeting to
increase reserve by 10 mm tons
➢
Option on additional reserves
–
Option on 80 million tons - two
separate reserves
–
Due diligence period - expect decision
early 2nd quarter
–
Target production in 2008
–
17 power plants within 50 miles of
reserves

Energy Infrastructure
Services Net Income
2006 Energy Infrastructure Services Outlook
➢
ESG starting 2006 with strong
potential
–
Beginning 2006 backlog increased
to $50 million from $20 million
–
Year to date 2006 new contracts
are running $10 million ahead of
2005
➢
Gas construction services at
Miller Pipeline expected to
grow over 10% in 2006
–
Geographic expansion
–
3 pipeline projects secured
–
Improved wastewater profitability

Borrowing
Available
$700
$600
$500
$400
$300
$200
$100
$0
$ mm
$42
$308
$151
$104
$288
$227
$182
$73
VUHI
Capital
VUHI
Capital

VUHI	S&P	Moody's
Unsecured Debt	A-	Baa1
Commercial Paper	A2	P2
Outlook	Stable	Stable

Major Credit Facilities
Strong Credit Ratings
As of 12/31
2004
2005
$350
$255
$515
$255
Improving Liquidity
➢
2005 Long-term debt issues
–
$150 million VUHI
–
$125 million Vectren Capital
➢
Refinanced higher coupon debt
➢
Well positioned for 2006

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$mm
2005
2006
2007
2008
2009
2010
Electric
Gas
Common Utility
Nonutility

VECTREN

Capital Expenditures
$255
$373
$354
$435
$372
$270
Capital Forecast
Major Expenditures
➢
Environmental Compliance
–
$230 million
➢
Coal Fired Generation
–
$225 million
➢
Bare Steel/Cast Iron
–
$170 million
➢
Steam Production
–
$130 million

$1.25
$1.15
$1.05
$0.95
$0.85
4.0% 5-Yr CAGR
$0.98
$1.03
$1.07
$1.11
$1.15
$1.19
2000
2001
2002
2003
2004
2005

VECTREN

Dividends Paid
46 Years of Consecutive Dividend Increases
➢
3.4% increase payable
Dec. 1, 2005
➢
Current Annualized
Dividend - $1.22
➢
Dividend Policy
–
55% to 65% target payout
–
85%+ funded from utility

Vectren = Long-term Shareholder Value
➢
Strong Balance Sheet and Credit Ratings
➢
Solid Midwestern based utilities
➢
Supportive regulation
➢
Successful nonutility operations, closely linked to core
➢
Superior dividend record
➢
Highly experienced management team

To be replaced by pictures
Appendix
Vectren Corporation
Discover Who We Are

Vectren
Corporation
Vectren Utility
Holdings Inc.
Vectren
Enterprises
Energy Marketing
and Services
Coal Mining
Other Businesses
Energy
Infrastructure
Services
ProLiance Energy
(61%)
Vectren Source
Mining Operations
Synfuels
Reliant Services
(50%)
Other
Haddington
Energy (13%)
Broadband
Pace Carbon
Synfuels (8%)
Miller Pipeline
NOTE: Ownership Percentage in ( )
Energy Systems
Group
Vectren North
(Indiana Gas)
Vectren South
(SIGECO) - Gas
Vectren Energy
Delivery of Ohio
(VEDO)
Vectren South
(SIGECO) - Electric
Appendix
Corporate Structure

Overview
Vectren’s three operating utilities provide reliable
delivery service to 990,000 natural gas customers,
including 560,000 located in central and southern
Indiana, 112,000 located in southwestern Indiana,
and 318,000 located in west central Ohio.
Markets
➢
57 counties in central and southern Indiana
➢
17 counties in west central Ohio
Top Industrial Customers
➢
ALCOA (Aluminum)
➢
AE Staley (Grain Processing)
➢
AK Steel (Steel)
➢
Eli Lilly (Pharmaceuticals)
➢
General Electric (Plastics)
➢
General Motors (Automotive)
➢
NUCOR (Steel)
Principal Industries
The principal industries include automotive
assembly, parts and accessories, feed, flour and
grain processing, metal casting, aluminum products,
appliance manufacturing, resin and plastic products,
gypsum products, electrical equipment, metal
specialties, glass, steel finishing, pharmaceutical and
nutritional products, gasoline and oil products, and
coal mining
Appendix
Energy Delivery – Natural Gas
Gas Delivery
The Company’s wholly owned subsidiary, Vectren
Utility Holdings, Inc. (VUHI), serves as the
intermediate holding company for its three
operating public utilities: Indiana Gas Company,
Inc. (Indiana Gas), formerly a wholly owned
subsidiary of Indiana Energy, Southern Indiana
Gas and Electric Company (SIGECO), formerly a
wholly owned subsidiary of SIGCORP, and the
Ohio operations.  VUHI also has other assets that
provide information technology and other
services to the three utilities.
Indiana Gas provides natural gas distribution and
transportation services to a diversified customer
base in 49 of Indiana’s 92 counties.  SIGECO
provides natural gas distribution and
transportation services to 8 counties in
southwestern Indiana, including counties
surrounding Evansville.  The Ohio operations
provide natural gas distribution and
transportation services to 17 counties in west
central Ohio, including counties surrounding
Dayton.

Overview
Vectren provides reliable delivery service to 140,000
in southwestern Indiana.
Markets
6 counties in southwestern Indiana
Top Industrial Customers
➢
AK Steel (Steel)
➢
Berry Plastics (Plastics)
➢
Bristol Myers (Pharmaceuticals/Food)
➢
General Electric (Plastics)
➢
PPG Industries (Automotive)
➢
Toyota (Automotive)
➢
Whirlpool (Metal Products)
Principal Industries
The principal industries include resin and plastic
products, aluminum smelting and recycling,
aluminum sheet products, automotive assembly,
steel finishing, appliance manufacturing,
pharmaceutical and nutritional products, automotive
glass, gasoline and oil products, and coal mining.
Appendix
Energy Delivery - Electric
Electric Delivery
The Company’s wholly owned subsidiary, Vectren
Utility Holdings, Inc. (VUHI), serves as the
intermediate holding company for its three
operating public utilities: Indiana Gas Company, Inc.
(Indiana Gas), formerly a wholly owned subsidiary
of Indiana Energy, Southern Indiana Gas and
Electric Company (SIGECO), formerly a wholly
owned subsidiary of SIGCORP, and the Ohio
operations.  VUHI also has other assets that provide
information technology and other services to the
three utilities.
SIGECO provides electric generation, transmission,
and distribution services to 6 counties in
southwestern Indiana, including counties
surrounding Evansville, and participates in the
wholesale power market.

Wholesale Power Marketing
➢
Functions within the regulated electric utility
operation
➢
Markets surplus power from generating units
through MISO
➢
Maximum approved VaR is $1.5 million
➢
Maximum VaR in 2005 was $625,000
Overview
Provides low-cost, reliable electric generation for
delivery to retail and firm wholesale customers in
Southwest Indiana.  Optimizes assets by
marketing unutilized capacity to the open
market.
Markets
➢
Southwest Indiana – Retail and Wholesale
➢
Midwest – Wholesale
Generating Capacity
➢
6 coal-fired base units – 1,056 MW
–
Brown – 2 units, 500 MW
–
Culley – 3 units, 406 MW
–
Warrick – 1 unit, 150 MW
–
Burn approximately 3 million tons of coal
annually
➢
6 natural gas peaking units – 295 MW
➢
Member of MISO
➢
Has 6 interconnects
Appendix
Power Supply

Appendix
Environmental Recovery
➢
NOx Compliance Expenditure
–
All $255 million of project costs included in rates
–
8% return on capital invested
–
Recovery of related O&M and Depreciation expense
➢
Multi-pollutant Expenditures
–
Filed with IURC in May 2005
–
Settlement with Consumer Counselor filed October 20, 2005
•
$110 million expenditure
•
7.98% return on capital invested
•
Recovery of related O&M and Depreciation expense
•
Adjusted every 6 months
–
IURC review Q1 2006

Overview
Provides natural gas, and associated pricing and
management services, plus an owner operator of
midstream gas assets.  Created as an unregulated
joint venture with Citizens Gas & Coke Utility - 61%
owned by Vectren, although governance is 50/50.
Strategy
ProLiance was formed as a natural gas marketer,
delivering reduced gas costs to the member
utilities. Continued growth comes through third
party marketing, exceptional customer service and
operational excellence.  Long term growth is
enhanced by ownership of midstream assets and
resource optimization via transportation and
storage management and price arbitrage.
Four Business Lines
➢
Retail Gas Marketing - Mid-size commercial and
industrial customers
➢
Wholesale Services - Gas sales and resource
management for utilities, municipalities, power
generators, other marketers, including Vectren’s
three gas utilities, power supply and Vectren
Source
➢
Midstream Assets - Owns and operates gas
storage and pipeline assets
➢
Resource Optimization - Transportation and
storage management, and price arbitrage
Fast Facts
➢
100+ employees headquartered in Indianapolis
➢
35 BCF of firm gas storage
➢
Asset ownership in 3 storage fields - White River,
Lee 8, and Liberty
➢
Owner and developer of 2 intra-state pipelines -
Ohio Valley Hub and Heartland Gas Pipeline
➢
Approximate sales volumes of 1 BCF per day
➢
Operates in 17 Midwestern and Southeastern
states
➢
70%+ of volume with 3rd-party customers
➢
1,300 C&I customers
➢
VaR capped at $2.5 million
➢
Stand alone credit facility of $250 million and an
additional $112.5 million surge line
➢
Total VVC Investment 12/31/05:  $137 million
Appendix – Energy Marketing & Services
ProLiance Energy (1996)

Appendix – Energy Marketing & Services
Vectren Source (2001)
Overview
Provides natural gas and related services to nearly
130,000 residential and small commercial customers in
competitive markets in Indiana, Ohio and Georgia
Strategy
Vectren Source began operations to maintain the
customer relationship in a deregulated environment.
Flexible and efficient marketing channels minimize
customer acquisition costs and attain high retention
rates.  Employs conservative supply planning and
hedging strategies to manage commodity risk.
Fast Facts
➢
Annual volumes have grown from 1.8 Bcf in 2002 to
12.4 Bcf in 2005
➢
State-of-the-art customer information and billing
system, forecasting and data warehouse decision
support tools
➢
Full-service web capabilities from enrollment to bill
presentment and payment
➢
33 full time employees, in-house call center
➢
ProLiance Energy serves as agent for commodity
purchases, day-to-day operations and optimization
activities
➢
Total Assets 12/31/05:  $59 million

Overview
Owns two coal mines that sell coal to Vectren’s utility
operations and to other third parties.  Both Indiana
mines are located within 50 miles of 17 power plants
and utilize contract miners.  Also receives synfuels
processing fees from 3rd parties. Vectren purchases
more than 90% of coal requirement from Fuels.
Affiliate contracts are on file with regulators.
Strategy
Supplies Vectren generating plants with more than 3
million tons of coal annually. Fuels also markets coal
to other utilities and industrial accounts
Fast Facts
➢
Staff of 4 in addition to 300 contract mining
employees
➢
Proven reserves of 34 million tons
➢
Factors that affect profits: geologic conditions, 3rd
party sale prices, cost of explosives, dozer
productivity
➢
Total Assets 12/31/05: $104 million
Mines
➢
Prosperity Mine
–
Underground mine; mid-sulfur coal - 3.3
lbs SO2
–
Reserves of 30 million tons
–
Tons mined per year
2003                          - 2.2 million tons
2004                          - 2.5million tons
2005 - 3.0 million tons
Cypress Creek Mine
Surface mine; high-sulfur coal - 7.5 lbs SO2
Reserves of 4 million tons
Tons mined per year
2003                          - 1.1 million tons
2004                          - 1.1 million tons
2005 - 1.4 million tons
Appendix – Coal Mining
Vectren Fuels (1997)

Overview
Generates IRS Code Section 29 investment tax
credits relating to the production of coal-based
synthetic fuels through its investment in Pace
Carbon. Owns 1/12th (8.3%) of Pace Carbon,
which is an unconsolidated affiliate accounted for
using the equity method.
Strategy
Hold and defend through 2007 when tax credits
expire
Fast Facts
➢
Owns and operates 4 plants
➢
All machines were in service by 6/30/1998
➢
Through 12/31/05, Vectren has claimed tax
credits of approximately $79 million
➢
Synfuel Production
2003                - 7.4 million tons
2004                - 7.1million tons
2005                - 9.3 million tons
Synfuels Net Income (including losses, tax
benefits and tax credits)
2003 - $10.3 million
2004 - $  9.0 million
2005 - $11.0 million
➢
Prosperity Synfuel related fees (after-tax)
2003                - $3.5 million
2004                - $3.7 million
2005                - $1.3 million
Total VVC Investment 12/31/05: $10 million
Appendix – Coal Mining
Vectren Synfuels

Overview
Provides energy savings performance contracting
by implementing both demand and supply side
related improvements that pay for themselves
from energy and operational savings.
Strategy
ESG supports the utility core by offering ancillary
energy services.  ESG is developing recurring
revenues through long-term operating contracts
and energy infrastructure investments.
Fast Facts
➢
Providing energy performance contracting
services for Hospitals, Universities, Governments
& Schools
➢
140 employees in 12 states
➢
3 energy centers
➢
4 military base program centers
➢
Projects for 150 customers since inception
➢
Numerous award winning projects
➢
Total assets 12/31/05:  $33 million
Appendix – Energy Infrastructure Services
Energy Systems Group (1995)

Overview
Provides underground construction and repair, facility
locating and meter reading services. Created as
unregulated joint venture with Cinergy – 50% owned by
Vectren.  In 2000, Reliant purchased Miller Pipeline
Corporation, one of the nation’s premier natural gas
distribution contractors with over 50 years of experience
in the construction industry.
Strategy
Build on core business of providing construction,
maintenance and rehabilitation services primarily to gas,
waste water an
Markets
d water utilities.
➢
Construction Division - Natural gas and water
distribution and transmission construction, repairs
and rehabilitation primarily in the Midwest, East
Coast and Southeastern United States
➢
Utility Division - Rehabilitation, repair and
installation of waste water and water distribution
systems throughout the United States
➢
Locating - Facility locating services for utilities in
Indiana, Ohio and Kentucky
➢
Meter Reading – Meter reading services for Vectren
and other utilities
Major Customers
Vectren, Cinergy, Columbia Gas of Ohio, Louisville
Gas & Electric, NIPSCO
Fast Facts
➢
Miller Pipeline is the 5th largest gas
distribution contractor in the U.S. and the
largest in the Midwest
➢
Over 1,200 employees
➢
Pipeline Integrity Act should provide significant
construction division opportunities
➢
Activities by the EPA related to storm sewers in
major municipalities should provide significant
utility division opportunities
➢
Total VVC Investment 12/31/05: $29 million
Appendix – Energy Infrastructure Services
Reliant Services (1998)

Haddington Energy Partners
➢
Overview – The company is a partner in equity
method investments that invest in
energy-related ventures. Haddington has two
remaining investments, a compressed air energy
project to be used for generating electricity in
Ohio and a liquefied natural gas facility in Texas.
➢
Strategy – Continue to harvest energy
investments
➢
Total VVC Investment 12/31/05: $11 million with
additional $2.5 commitment remaining
Broadband
➢
Overview – The company is a minority owner of
a broadband business that provides bundled
cable television, high speed internet and
advanced local and long-distance phone services
in Evansville, Indiana
➢
Strategy – Continue to assess strategic
alternatives
➢
Total VVC Investment 12/31/05: $12 million
equity and $33 million convertible debt
Vectren Financial Group
➢
Overview – Energy Realty and Southern Indiana
Properties hold investments in affordable
housing partnerships, leveraged leases, and real
estate notes
➢
Strategy – Hold leveraged leases and affordable
housing partnerships.  Exit real estate notes
upon refinancing
➢
Total VVC Assets 12/31/05: $66 million
Appendix
Other Businesses